                                                                    EXHIBIT 99.1

                                Joseph Lehrman



                                 May 28, 1997


Board of Directors
50-OFF Stores, Inc.
8750 Tesoro
San Antonio, Texas 78217

Gentlemen:

     I do hereby resign as a director and as secretary/treasurer of the Company (and of each affiliate thereof, to the extent applicable) effective May 28, 1997. In view of my resignation as a director, I will not, of course, be responsible for matters occurring after my resignation such as the implementation of the Company's Plan of Reorganization upon confirmation and the matters contemplated thereby or the registration statement filed with the SEC in connection with such Plan, when and if it becomes effective.

     I have enjoyed serving on the Board of Directors of 50-OFF Stores, Inc. and wish the Company every success.

                              Very truly yours,

                              /s/ JOSEPH LEHRMAN

                              Joseph Lehrman

cc:  Securities and Exchange Commission

                                                                    EXHIBIT 99.1


                                James M. Raines



                                 May 28, 1997



Board of Directors
50-OFF Stores, Inc.
8750 Tesoro
San Antonio, Texas 78217

Gentlemen:

     I do hereby resign as a director of the Company (and of each affiliate thereof, to the extent applicable) effective May 28, 1997. In view of my resignation from the Company's Board of Directors, I will not, of course, be responsible for matters occurring after my resignation such as the implementation of the Company's Plan of Reorganization upon confirmation and the matters contemplated thereby or the registration statement filed with the SEC in connection with such Plan, when and if it becomes effective.

     I have enjoyed serving on the Board of Directors of 50-OFF Stores, Inc. and wish the Company every success.

                              Very truly yours,

                              /s/ JAMES M. RAINES

                              James M. Raines

cc:  Securities and Exchange Commission